UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15833	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW

Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 9, 2006, Corautus Genetics Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lazard Capital Markets LLC and Jefferies & Company, Inc., as underwriters (together, the “Underwriters”), relating to the public offering, issuance and sale of 7,500,000 shares of the Company’s common stock, $0.001 par value per share. The price to the public is $3.85 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $3.619 per share. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option, exercisable for 30 days after the offering, to purchase up to an additional 1,125,000 shares of the Company’ common stock. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-131000) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 1.02 Termination of a Material Definitive Agreement

On March 14, 2006 the Underwriting Agreement was terminated by mutual agreement of the Company and the Underwriters, provided, however, that Sections 5, 6, 7 and 10 of the Underwriting Agreement shall survive such termination. The termination was due to the Company’s voluntary suspension of patient treatment in its Phase IIb “GENASIS” trial, as described in Exhibit 99.2 hereto.

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.2 is a press release dated March 14, 2006, as further described in Item 8.01 below, which includes a statement of the Company’s cash position as of the end of 2005.

Item 8.01. Other Events

On March 10, 2006, the Company issued a press release announcing the pricing of the public offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On March 14, 2006, the Company issued a press release announcing that at the request of Boston Scientific Corporation, it has suspended patient treatment in its Phase IIb “GENASIS” trial due to these recent significant adverse events of pericardial effusion. As a result of the suspension of patient treatment, the Company’s previously announced public offering of common stock has been terminated. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated March 9, 2006

99.1	Press Release dated March 10, 2006

99.2	Press Release dated March 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: March 14, 2006	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated March 9, 2006

99.1	Press Release dated March 10, 2006

99.2	Press Release dated March 14, 2006